EXCEL TRUST

ROSS

STAPLES
DICK'S
BEST BUY

DICK'S

Company Overview October 2010 Company Overview October 2010 Exhibit 99.1

Disclaimers and Reporting Definitions
Disclaimers and Reporting Definitions
Forward-Looking Statements
This presentation contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Excel Trust operates; defaults on or non-renewal of leases by tenants;
increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Excel Trust's failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Excel
Trust's inability to successfully complete real estate acquisitions or successfully operate acquired properties and Excel Trust's failure to qualify or maintain its status as a real estate investment trust, or REIT. For a further list and description of such risks and uncertainties that could impact Excel Trust's future results, performance or transactions, see the reports filed by Excel Trust with the Securities and Exchange Commission, including its final prospectus relating to its initial public offering and quarterly reports on
Form 10-Q. Excel Trust disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
These forward-looking statements speak only as of the date of this presentation. We undertake no obligation to update any forward-looking statements to reflect the events or circumstances arising after the date as ofwhich they are made. As a result of these risks and uncertainties, recipients of this presentation are cautioned not to place undue reliance on the forward-looking statements included in this presentation or that may be made elsewhere from time to time by, or on behalf of, us.
Reporting Definitions
“Annualized Base Rents” or “ABR” as used throughout this presentation means the annualized fixed base rental amount in effect under existing leases as of June 30, 2010. In the case of triple-net leases, annualized base rent does not include real estate taxes and insurance, common area and other operating expenses, substantially all of which are borne by the tenants.
Does not reflect amounts attributable to percentage rent increases,where applicable.
“Funds from Operations” or “FFO” Excel Trust computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in
November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with generally accepted accounting principles, or GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Excel Trust’s computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs.
Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund cash needs, including Excel Trust’s ability to pay dividends or make distributions.
Excel Trust presents funds from operations (“FFO”) because is it deemed an important supplemental measure of the company’s operating performance and because it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year-over-year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income.

About Excel Trust
About Excel Trust
Mission Statement
We strive to be the premier owner of open air, “box and pad” retail real estate. We will provide stability and growth for our investors through the judicious acquisition, management, development and disposition of a diversified portfolio of high quality properties.

Single Tenant NNN
Neighborhood Center
Community Center
Power Center
Box
Box
Shops
Box
Shops
Box
Box
Big Box
Pads
Pads
Pads
Box
Shops
Box
Shops
Box
Pads
Our Business

Cohesive and Tenured Senior Management
Excel has a team of 25 seasoned real estate professionals
Cohesive and Tenured Senior Management
Excel has a team of 25 seasoned real estate professionals
Position
Chairman and
CEO
President, COO
and Director
CFO and Treasurer
CIO, SVP Acquisitions
and Director
SVP, General Counsel
and Secretary
Years
Together
Founder 13 15 26 15
Gary Sabin Spencer Plumb Jim Nakagawa Mark Burton Eric Ottesen
Position
SVP Asset Management /
Development
Vice President
Development
Accounting Manager SVP Capital Markets
VP Capital Markets
& Communications
Years
Together
11 10 20 5 4
Bill Stone Kathy Clegg Geoff Sherman Matt Romney Greg Davis

Three Decades of Real Estate Experience
Three Decades of Real Estate Experience
3/1998
Excel Legacy Corp.
spun-off from Excel
Realty Trust with $96.5M of
total assets (2)
12/2004
Price Legacy sold to a
Kimco affiliate
8/1993
Excel Realty Trust lists
on the NYSE, raising
$118.5M
9/2001
Merger creates Price
Legacy Corp., $1.2B tot.
assets, 55 properties in 13
states (3)
9/1998
Merger creates New Plan
Excel Realty Trust
- $2.9B tot. assets, 355
properties in 31 states (1)
10/2003
Sabin and mgmt resign
from Price Legacy to
form Excel Realty
Holdings
1978
Sabin establishes
his 1 retail RE
company
1978 1989 1993 1998 1999 2001 2002 2003 2009 2010 2000 1990 1991 1992
1989 – 1993
Sabin and mgmt form
Excel Realty
Trust,
a
public, non-traded REIT
4/28/2010
Excel Trust completes
IPO, raising $210M of
proceeds (EXL: NYSE)
Excel Realty Trust Highlights
Total returns to initial investors of 125.3%
(4)
#1 retail REIT in U.S. in ’95 & ‘97 based on total shareholder return
(5)
st
Notes: (1) As reported in the Annual Report of New Plan Excel Realty Trust for the year ended December 31, 1998
(2) As reported in the 8-K filed on March 26, 1998, prior to the spin-off of Excel Legacy Corporation from Excel Realty Trust
(3) As reported in the Annual Report of Price Legacy Corporation for the year ended December 31, 2001
(4) 125.3% Shareholder total returns depicts the returns generated in respect of one share of Excel Realty Trust assuming the share was purchased on August 5, 1993 for $19.75 per share and sold on September 28, 1998 and assumes the reinvestment of all cash dividends paid by Excel Realty Trust on its common stock through such period in additional shares of common stock on the ex-dividend date and takes into account (i) a six for five stock split on September 28, 1998, and (ii) the receipt of one share of common stock of
Excel Legacy Corporation in connection with the spin-off of Excel Legacy Corporation from Excel Realty Trust.
(5) Wall Street Journal, 1995 and 1997

JCPenney
STAPLES
DICK'S
ULTA
BEST BUY

EXCEL TRUST

6 Portfolio Overview Portfolio Overview Plaza at Rockwall

STAPLES

Walgreens

ROSS DRESS FOR LESS

JCPenney

SAFEWAY Ingredients for life.

OLD NAVY

BEST BUY

Publix WHERE SHOPPING IS A PLEASURE

SUPERVALU

LOWE'S

EXCEL TRUST

Portfolio Overview
Portfolio Overview
Notes: (1)  Does not include Red Rock Commons or Rockwall Phase II which are land parcels to be developed.
(2)    Does not include single tenant properties.
Operating Portfolio Statistics
# of Properties closed since IPO 20
Gross Asset Value-Properties $303M
Approx. Total GLA (SF) 1.9M
Approx. Percent Leased 93%
Approx. portfolio price/sq. ft.
(1)
$150
5 Mile Ave. HH Income (weighted by GLA)
(2)
$84K
5 Mile Ave. Population (weighted by GLA)
(2)
102K
Strong Tenant Base
Properties anchored by tenants that offer necessity
and value oriented items
High credit quality anchor tenants provide stability to
revenues

Legend
Multi-Tenant Asset
Single-Tenant Asset
Missoula, MT
St. George, UT
San Diego, CA
Dallas/Ft. Worth, TX
Ft. Worth, TX
Rockwall, TX
Chicago, IL
Morris, IL
St. Louis, MO
Ballwin, MO
Corbin (North), KY
Corbin (South), KY
Barbourville, KY
Newport, TN
Shippensburg, PA
Washington D.C.
Beckley, WV
Simpsonville, SC
Greenville, SC
Birmingham, AL
Milledgeville, GA
Saint Marys, GA
Jacksonville, FL

EXCEL TRUST

8 8 Portfolio Overview

94% Base rent from national and regional chains
94% National/ Regional
6% Local Shop

BEST BUY

STAPLES

96% leased Class “A” power center, anchored by JC Penney, Belk,
Dick’s Sporting Goods, Staples and Best Buy in Rockwall, TX
Off market transaction closed for ~ $41M on 6-29-10 (including
Phase II)
Phase II nearly 60% leased – construction starting soon (current cost projections better than previously forecast)
Located in Dallas suburb, ranked 2
nd
wealthiest county in TX
(1)
Ave. HH inc. of $95K within a 3-mile radius
(2)
Located on strategic stretch of I-30 at Hwy 205 with highest traffic counts in Rockwall County (98,000 and 23,080, respectively)
(3)
Plaza at Rockwall – Rockwall, TX
Notes: (1)  Source: 2000 Census based on median income
(2)    Source: Claritas, 2010
(3) Source Texas DOT, 2009

JCPenney

DICK'S
SPORTING GOODS

Lewisville
Plano
Wylie
77
Carrollton
Sachse
Royse City
Grapevine
Garland
Farmers Branch
Rowlett
Heath
635
Irving
Dallas
Mesquite
Grand Prairie
30
45
Forney
Balch Springs
20
Seagoville
Duncanville
Desoto
Lancaster
Crandall
Combine

EXCEL TRUST

2
nd
wealthiest county in TX
(1)
3rd fastest growing county in US by population since 2000
(2)
; the population is predicted to further increase by
24% over the next 5 years
(3)
CNN Money’s list of the nation’s Top 25 Counties
(4)
Family Circle Magazine’s list of Top Ten Best Towns for Families
(5)
One of the highest ranking school systems in TX
(6)
Located along I-30, providing convenient access to the Dallas Metro area
Situated near Lake Ray Hubbard featuring boardwalk access to fountains, parks, restaurants and lodging
Plaza at Rockwall – Rockwall, TX
Regional Highlights
Notes: (1) Source: 2000 census median income
(2) Source: US Census Bureau ,2010
(3) Source: Claritas, 2010
(4) http://money.cnn.com/galleries/2007/moneymag/0707/gallery.BPTL_job_growth.moneymag/22.html://newsroom.longrealtyblogs.com/?p=1132
(5) Source Family Circle, July 2009
(6) Source: top 88th percentile: http://www.schooldigger.com/go/TX/city/Rockwall/search.aspx

ROCKWALL CROSSING – 200,000 SF
BED BATH & BEYOND
PETSMART
T.J.maxx
HobbyTown USA
Famous Footwear
KIRKLAND'S
FRIDAYS
new balance
FedEx Office.
LESLIE'S
la Madeleine
Sleep Experts
rue21
Chipotle
SportClips
FUTURE RETAIL
6,410 VPD
30
98,000 VPD
STAPLES
DICK'S
ULTA
BEST BUY
Mattress Giant
ZALES
JCPenney
THE PLAZA AT ROCKWALL
10,961 VPD
PHASE II
RALPH HALL PARKWAY
LANE BRYANT
Justice
Belk
8,431 VPD
16,755 VPD
205
23,080 VPD
N

11 Plaza at Rockwall - Rockwall, TX Aerial

PLAZA AT ROCKWALL ROCKWALL, TEXAS

Location: SWQ I 30 & Hwy 205

30
BEST BUY
ULTA
DICK'S SPORTING GOODS
STAPLES
JCPenney
THE CHILDREN'S PLACE
LANE BRYANT
Justice
Belk
HomeGoods
JO-ANN
RALPH HALL PKWY.

EXCEL TRUST

12 Plaza at Rockwall – Rockwall, TX Site Plan including Phase II

Adamsville
Fultondale
Trussville
Forestdale
Tarrant
Mulga
Irondale
Sylvan Springs
Minor
Birmingham
Pleasant Grove
Fairfield
Mountain Brook
Midfield
Vestavia Hills
Cahaba Heights
Hueytown
Brighton
Lake Purdy
Lipscomb
Hoover
Meadowbrook
Bessemer
Indian Springs Village
McCalla
Chelsea
Oak Mountain
A
4
20
59
65
459
11
5
7
280

Publix
FOOD & PHARMACY

Stein Mart

EXCEL TRUST

13 13
375K sq. ft. anchored by Publix, Rite-Aid, Stein Mart, Dollar Tree, and Rave Movie Theaters
# 1 performing Publix in AL
Off market transaction closed for ~ $33.5M on 8/30/10
Significant discount from bank note & equity invested
Sourced from relationship of 15+ years (acquired over $200M
over history)
Strong demographics: 5 mile ave. HH income of $80K /
Population of 163K
(1)
Vestavia Hills City Center – Birmingham, AL
Vestavia Hills City Center – Birmingham, AL
Notes: (1)  Source: Claritas, 2010

Dale's Southern Grill
Buffalo's American Grille
CANYON CREEK LANE
Publix
ANCHOR PA
ANCHOR MA
Panera BREAD
MONTCLAIR LANE
Stein Mart
DOLLAR TREE
ANCHOR A
ANCHOR B
KENTUCKY AVENUE
US HIGHWAY 31
US HIGHWAY 31
Moe's southwest grill
Starbucks Coffee
RITE AID

VESTAVIA HILLS CITY CENTER

VESTAVIA HILLS, ALABAMA

EXCEL TRUST

14 Vestavia Hills City Center Site Plan Vestavia Hills City Center Site Plan

Brandywine Crossing
Rosewick Crossing
Alexandria
Fort Washington
Woodbridge
St. Charles
La Plata

SAFEWAY

Costco

EXCEL TRUST

Brandywine Crossing – Brandywine, MD: 198K sq. ft.
anchored by Safeway, Jo-Ann, Marshall's, Costco (non-
owned) and Target (non-owned)
Rosewick Crossing – La Plata, MD: 116K sq. ft. anchored by
Giant Food and Lowe's (non-owned)
Off market transaction closed for ~ $70 million on 10/1/10
Approx. $100K ave. HH income in 3 mi radius
(1)

Brandywine Crossing & Rosewick Crossing
Washington D.C. Metro
Notes: (1)  Source: AGS, 2008
Not Owned

BRANDYWINE CROSSING
PHASE I
SAFEWAY
Ingredients for life.
Marshalls
JO-ANN
fabric and craft stores
Target
COSTCO
WHOLESALE
US 301/MD ROUTE 5

Marshalls
Now Open
JO-ANN

EXCEL
TRUST

16 Brandywine Crossing – Washington D.C. Metro Aerial Portion Owned

Giant

3100 approved homes
Safeway/Target
Wal-Mart
Walmart
Save money. Live better.
US Route 301
Rosewick Road
Not Owned
LOWE'S
GIANT
ROSEWICK CROSSING
10-23-2008

EXCEL TRUST

17 Rosewick Crossing – Washington D.C. Metro Aerial Proposed Not Owned

Flower Mound
Lewisville
Briar
77
Carrollton
Reno
Keller
Grapevine
Azle
Farmers Branch
North Richland Hills
Bedford
Irving
Dallas
White Settlement
Haltom City
Fort Worth
Arlington
Grand Prairie
30
45
30
320
Benbrook
20
Forest Hill
Duncanville
Rendon
Desoto
Burleson
Mansfield
Glenn Heights
Midlothian
Red Oak
Godley
Joshua

Michaels
BED BATH & BEYOND
Stein Mart
HOBBY LOBBY
OLD NAVY
SportClips

Justice
OLD NAVY

EXCEL TRUST

5000 South Hulen – Fort Worth, TX
5000 South Hulen – Fort Worth, TX
Approx. 92% leased
Off market transaction closed for ~ $22M on 5/12/10
Community shopping center in major retail corridor adjacent
to regional mall
Located in affluent southeast Ft. Worth suburb less than 3
miles from TCU (8,800 students)
Assumed $14.2 million of debt at a 5.6% rate

Publix

Inman
Springs
Valley Falls
Travelers Rest
Saxon
Greer
Lyman
Duncan
Spartanburg
Taylors
85
Berea
Roebuck
Greenville
Parker
Five Forks
Gantt
Mauldin
Simpsonville
185
Woodruff
Piedmont
Fountain Inn
Williamston
Gray Court
26

EXCEL TRUST

Five Forks Shopping Center – Greenville, SC
Five Forks Shopping Center – Greenville, SC
Closed for approx. $7.8M
Approx. 97% leased, Publix anchored center
Sales per sq. ft increased at Publix through recession
BMW continues to expand in the area
Average HH income of $110K within a 3-mile radius
(1)
60% population growth between 2000 – 2010
(2)
Assumed $5.3 million of debt at a 5.5% rate

Notes: (1)  Source: Claritas, 2010

20 Acquisition Pipeline Acquisition Pipeline Property B Park West Place

Selected Pipeline Properties    ($ in Thousands Except SF Amounts)
Property State
Approx.
GLA
Approx.
Price ($) Status Comments
Park West Place CA 739,234 92,000 Signed Purchase Agreement Power center with high quality tenants
Shops at Foxwood FL 78,660 14,500 Signed Purchase Agreement
Existing Publix with strong sales moving to this
location (expansion needed)
Settler’s Market
VA
47,000
(300,000
Entitled)
13,500 Signed Purchase Agreement
Discounted note purchase; leasing upside in
high barrier to entry market
Walgreens
WV 14,550 4,000 Signed Purchase Agreement
A+ credit tenant at attractive price
Property A TX 124,927 20,000 PSA in negotiations
Power center with high quality tenants
Property B CA 473,640 68,000 PSA in negotiations
Power center with high quality tenants
Property C CA 100,551 23,000 In negotiations
NNN single tenant property; unit deal at $14
Property D FL 80,000 15,000 In negotiations
Retail center anchored by a non-owned Target
and Lowe’s
Property E FL 413,283 28,000 In negotiations
Negotiating with bank; discount on note
Acquisition Pipeline Summary
In active negotiations on additional properties with an aggregate purchase price in excess of $500 million

22 22
~ 740K sq. ft. power center (~598K to be owned) with frontage on the I-5 freeway
Off market transaction, currently under purchase agreement
99% leased, below market rents
Anchored by Target (non-owned), Lowe’s, Kohl’s, Sports Authority, Jo-Ann, Ross Dress for Less, PetSmart, etc.
Strong Demographics: In 3 / 5 mile radius the ave. HH income is $84K / $71K - population 52K /121K
(1)
Regional trade area draw
Park West Place – Stockton, California

Notes: (1)  Source: Claritas 2010

Available Future Pad/Shops
(NAP) Not a Part of Property
MOKELUMNE CIRCLE
CONSUMNES DRIVE
SCOTT CREEK DRIVE
TRINITY PARKWAY
EIGHT MILE ROAD
INTERSTATE HWY ROUTE NO. 5
WAL★MART
PROPOSED
PROPOSED
Mercedes Benz
PROPOSED
Available (Future) Pad 2
Available (Future) Pad 1
Available (Future) Pad H
Available Pad N-E
Available Pad N-H
NAVY Career Center
Edible
Sport Clips
at&t
(NAP)
Moo Moo Burgers
Fresh Cleaners
SUPERCUTS
Tee Photography
PACIFIC DENTAL
SONIC
Hallmark
STRINGS Italian Cafe
Payless
REFRESH MedSpa
VITAMIN WORLD
LANE BRYANT
LOWE'S
TARGET
(NAP)
KOHL'S
verizon
Happiness Nails
Ono Hawaiian BBQ
PETSMART
SPORTS AUTHORITY
Famous Footwear
dressbarn
BED BATH & BEYOND
BORDERS
Raw Sushi
Justice
Office DEPOT
JOANN
ROSS
5

EXCEL TRUST

23 23 23 Park West Place – Stockton, California Site Plan

KOHL'S
PETsMART
Michaels
SPORTS AUTHORITY
ROSS
TARGET
BevMo!
BARNES & NOBLE
101
Arby's
Mimi's Cafe
N

EXCEL TRUST

24 24
~470K sq. ft.  power center (~325K to be owned) 30 miles S. of San Jose with frontage on the 101 Freeway
Relationship driven transaction
99% leased
Tenants include Target (non-owned), Kohl’s, Sports Authority, Ross Dress For Less, Bed Bath & Beyond, Michaels, PetSmart
Strong Demographics: In a 5 mile radius the ave. HH Income is $94K / Population is 59K
(1)
Regional trade area draw
Power Center (Property B), California

Notes: (1)  Source: Claritas, 2010

Available Future Pad/Shops
(NAP) Not a Part of Property
SPORTS AUTHORITY
ROSS
DRESS FOR LESS
BED BATH & BEYOND
Michaels
PETSMART
TARGET
(NAP)
KOHL'S
Payless
STYLES
Zen Nail Spa
BevMo!
EyeQ Optometry
BARNES & NOBLE BOOKSELLERS
Pier 1 Imports
LANE BRYANT
101
(NAP)
Sushi Oma Kase
NEW TUNG KEE
Available
verizon
SUPERCUTS
TOGO'S
citifinancial
T - Mobile
Fro-Yo Delight
Service Station (NAP)
(NAP)
(NAP)
(NAP)
Arby's
152
N

EXCEL TRUST

25 Power Center (Property B), California Site Plan

26 Financial Considerations Financial Considerations Brandywine Crossing

Growth Opportunities / Summary
Growth Opportunities / Summary
Notes: (1) I
ncludes purchase contract properties
Opportunities for Growth
Debt:
Expand credit facility: $125M facility with an accordion feature to $400M
Assume attractive CMBS debt
Obtain low interest rate secured debt on select properties
OP Units: UPREIT structure provides opportunity to use units as acquisition currency
Recycle Capital: Sell assets and redeploy capital where appropriate
Joint Ventures: Selectively partner with firms that share our investment philosophy
Preferred Stock: Capitalize on current market appetite for yield by issuing preferred shares
Common
Stock:
Pursue a follow on offering when appropriate
Company owns approx. $303M in property; additional $124M under purchase contract
Pipeline of ~$500M
(1)
in various stages of due diligence/negotiation
Declared Q3 dividend of $.08 a share
Solid financial position to execute acquisition strategy
Company Summary